Significant components of Company's net deferred tax assets and liability (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred Tax Asset
Net-operating loss carryforward	$ 8,001	$ 1,579
Stock-based compensation	909	1,300
Others	107	0
Total Deferred Tax Assets	9,017	2,879
Valuation Allowance	(9,017)	(2,879)
Deferred Tax Asset, Net of Allowance	$ 0	$ 0